UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    June 10, 2025
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 7.01. Regulation FD Disclosure.

On June 11, 2025, Albany International Corp. (the “Company”) will be presenting at the Wells Fargo 2025 Industrials & Materials Conference. The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the presentation materials to be provided to and discussed with attendees at the conference. Interested persons will be able to access the webcast of the presentation and discussion by the Company's President and CEO, Gunnar Kleveland, at www.albint.com live and in replay through December 11, 2025.

The information in this Current Report on Form 8-K (including the presentation materials attached as Exhibit 99.1 hereto, the webcast and written transcript of the webcast) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the presentation materials attached as Exhibit 99.1 hereto, the webcast and the transcript of the webcast).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1    Investor Presentation prepared by Albany International Corp., dated June, 2025.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Gunnar Kleveland

Name:	Gunnar Kleveland
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: June 10, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Albany International Investor Slides 2025
104	Inline XBRL cover page.